UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

24/7 REAL MEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 20, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of 24/7 Real Media, Inc., which will be held on Tuesday, October 31, 2006, at 4:00 p.m., local time, at the offices of the Company, 132 West 31 st  Street, 9 th Floor, New York, New York 10001. The Board of Directors and management look forward to greeting those stockholders who are able to be present.

The matters to be considered at the Annual Meeting are the election of two directors and ratification of the appointment of Goldstein Golub Kessler LLP as the Company’s independent certified public accountants.

The Board of Directors recommends the approval of the proposals being presented at the Annual Meeting as being in the best interest of 24/7 Real Media. We urge you to read the Proxy Statement and give these proposals your careful attention before completing the enclosed proxy card.

Your vote is important regardless of the number of shares you own. Please be sure you are represented at the Annual Meeting, whether or not you plan to attend, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience.

Sincerely yours,

David J. Moore

Chairman and Chief Executive Officer

24/7 REAL MEDIA, INC.
132 WEST 31 st  STREET
NEW YORK, NEW YORK 10001

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of 24/7 Real Media, Inc. will be held at the offices of the Company, 132 West 31stStreet, 9th Floor, New York, New York 10001 on Tuesday, October 31st, 2006, at 4:00 p.m., local time, for the following purposes:

1.                To elect two Class II directors to serve until the 2009 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2.                To ratify the appointment of Goldstein Golub Kessler LLP as our independent certified public accountants for the fiscal year ending December 31, 2006; and

3.                To transact any other business as may properly come before the Annual Meeting or at any adjournment thereof.

Our Board of Directors has fixed the close of business on September 11, 2006 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on September 11, 2006, will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of 10 days prior to the Annual Meeting during regular business hours at our corporate headquarters, 132 West 31 st  Street, New York, New York 10001.

All of our stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting by giving written notice to our Corporate Secretary at any time before such proxies are voted. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless the stockholder so attending notifies the Secretary in writing at any time prior to the voting of the proxy at the Annual Meeting.

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors,

David J. Moore
Chairman and Chief Executive Officer

September 20, 2006

24/7 REAL MEDIA, INC.
132 West 31 st  Street
NEW YORK, NEW YORK 10001

PROXY STATEMENT

GENERAL

This proxy statement is being furnished to the stockholders of 24/7 Real Media, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting to be held at the offices of the Company, 132 West 31 st Street, 9 th  Floor, New York, New York 10001 on Tuesday, October 31, 2006, at 4:00 p.m., local time, or at any adjournment thereof. A copy of the notice of Annual Meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about September 20, 2006.

Only stockholders of record at the close of business on Monday, September 11, 2006, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting. On the record date, we had outstanding 48,842,848 shares of common stock, par value $.01 per share, which is our only security entitled to vote at the Annual Meeting, each share being entitled to one vote.

PROPOSALS FOR CONSIDERATION

Our Board of Directors does not know of any matter that is expected to be presented for consideration at the Annual Meeting, other than the following proposals:

1.                to elect two Class II directors to serve until the 2009 Annual Meeting of Stockholders or until their successors have been duly elected and qualified; and

2.                to ratify the appointment of Goldstein Golub Kessler LLP as our independent certified public accountants for the fiscal year ending December 31, 2006.

If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their judgment.

COSTS OF PROXIES

We will incur the cost of the Annual Meeting and the cost of soliciting proxies, which we expect together to total approximately $50,000. In addition to solicitation by mail, our directors, officers and regular employees may solicit proxies by telephone or otherwise, for which they will receive no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and we will reimburse them for their expenses.

VOTING RIGHTS AND PROXIES

Stockholders who execute proxies may revoke them by giving written notice to our Corporate Secretary at any time before such proxies are voted. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless the stockholder so attending notifies the Secretary in writing at any time prior to the voting of the proxy at the Annual Meeting.

All proxies received in response to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where votes are specified, the proxies will be voted in accordance with such instructions. If no instructions are given with respect to any one or more of the proposals, a duly executed proxy will be voted:

FOR the two nominees for election as Class II directors listed in this proxy statement; and

FOR the ratification of the appointment of Goldstein Golub Kessler LLP as our independent certified public accountants for the fiscal year ending December 31, 2006.

With regard to the election of the directors, votes cast may be withheld from the nominees; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of the directors, and will be counted as present for purposes of determining the existence of a quorum regarding the item on which such abstentions are noted.

Under Conduct Rule 2260 of the National Association of Securities Dealers, Inc. (“NASD”) brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority: if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote; or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

PROPOSAL ONE:
ELECTION OF DIRECTORS

NOMINEES: MR. ROBERT PERKINS AND MR. BRIAN SILVA

In accordance with the terms of our Amended and Restated Certificate of Incorporation, our Board of Directors is divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms. At each annual meeting of our stockholders, the successors to the directors whose terms expire are elected to serve from the time of their election and qualification until the third annual meeting of stockholders following their election or until a successor has been duly elected and qualified. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote on the election of a director at our Annual Meeting is required to elect the Class II directors named herein.

The Board of Directors currently has six members. David J. Moore and Val Zammit are the Class I directors, whose current terms expire at the 2008 Annual Meeting of Stockholders. Robert Perkins and Brian Silva are the Class II directors, whose terms expire at this Annual Meeting. Tony Schmitz and Arnie Semsky are the Class III directors, whose terms expire at the 2007 Annual Meeting of Stockholders. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated Mr. Perkins and Mr. Silva for election at this Annual Meeting. Directors’ terms are subject to the election and qualification of their successors or to their earlier death, resignation or removal.

If a nominee is unable or unwilling to serve, the shares to be voted for such nominee that are represented by proxies will be voted for any substitute nominee designated by our Board of Directors; if none, the size of the Board of Directors will be reduced. We have no reason to believe that the nominees will be unable or unwilling to serve if elected. There are no family relationships between any of our directors or executive officers.

OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF ROBERT PERKINS AND  BRIAN SILVA AS DIRECTORS.

DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Set forth below is information about the nominees and each continuing director and executive officer, including data on their business backgrounds and the names of public companies and other selected entities for which they also serve as directors. The information concerning the directors and their security holdings has been furnished to us by each director.

Name	Age	Position And Offices
David J. Moore	54	Chairman of the Board and Chief Executive Officer
Robert J. Perkins	59	Lead Director
Tony Schmitz	47	Director
Arnie Semsky	60	Director
Brian Silva	50	Director
Val Zammit	59	Director
Jonathan K. Hsu	34	Executive Vice President, Chief Financial Officer and Chief
		Operating Officer
Mark E. Moran	44	Executive Vice President, General Counsel and Secretary

David J. Moore has been our Chief Executive Officer and a director since February 1998, and has served as Chairman of our board of directors since January 2002. Mr. Moore was President of Petry Interactive, an Internet advertising network and a predecessor to our Company, from December 1995 to February 1998. From 1993 to 1994, Mr. Moore was President of Geomedica, an online service for physicians, which he sold to Reuters. From 1982 to 1992, Mr. Moore was a Group Vice President at Hearst/ABC-Viacom Entertainment Services, a media company, where he participated in the launch of Cable Health Network, Lifetime Television, Lifetime Medical Television, a service targeted to physicians, and HealthLink Television, a physician waiting room television service. From 1980 to 1982, Mr. Moore had a television advertising sales position with Turner Broadcasting. Mr. Moore is a member of The Executive Committee of the Interactive Advertising Bureau and serves on the board of directors of TAC Acquisitions Corp., a public company, and Local Matters, Inc. Mr. Moore received a Bachelor of Arts degree in Communications from Northern Illinois University.

Robert J. Perkins has been a director since October 2001. Mr. Perkins has served as President of Consensus Research Group, Inc., a global marketing research and consulting firm headquartered in New York City, since 2001. From 1999 to 2001, Mr. Perkins was a partner at the Peppers and Rogers Group, a leading global customer relationship management consulting firm. In 1998 he founded and became CEO of Chamber Communications, a for-profit branch of the U.S. Chamber of Commerce. He was Chief Marketing Officer at Playboy Enterprises from 1996 to 1998 and at Calvin Klein Inc. from 1994 to 1996. Prior to that, Mr. Perkins was Senior Vice President of Marketing at Pizza Hut from 1991 to 1994. Before beginning his business career, Mr. Perkins was a USAF Instructor Pilot in T-38A supersonic, fighter-type aircraft. Mr. Perkins received a Masters of Arts degree from Texas Tech University and a Bachelor of Business Administration degree from the University of Iowa.

Tony Schmitz has been a director since August 2004. Mr. Schmitz has served as a Managing Director of Pine Street Capital Partners, a private equity fund, since September 2004. Mr. Schmitz also served as a consultant to our Company from November 2004 to December 2004 and served as Chief Technology Officer of our Company from January 2003 through October 2004. From February 2001 to January 2003, Mr. Schmitz was the Chief Executive Officer of Insight First, Inc. From May 2000 to  February 2001, Mr. Schmitz was the Chief Strategy Officer of Insight First. Mr. Schmitz was managing partner at marchFIRST (formerly USWeb/CKS) from June 1998 to May 2000. Mr. Schmitz also served as Chief Technology Officer at Gray Peak Technologies from June 1997 to June 1998 and as a principal at Reach Networks from 1988 to 1997. Mr. Schmitz obtained a Bachelor of Science degree in Business from the State University of New York at Albany.

Arnie Semsky has been a director since June 1998. Mr. Semsky has been self-employed as a media advisor since January 1999. He previously served as the Executive Vice President, Worldwide Media Director and Board member of the BBDO Worldwide unit of Omnicom Group, the parent company of a group of advertising agencies, for 20 years. Prior to that time, he was Vice President, National TV for Grey Advertising. Mr. Semsky is a senior advisor for ESPN and the ESPN/ABC Sports Customer Marketing and Sales unit. Mr. Semsky currently serves on the board of directors of Interep, SportsVision and the John A. Reisenbach Foundation. He is on the board of advisors of several Internet companies, including BrandEra.com; On2.com; and CoolHunter.com. Mr. Semsky received a Bachelor of Arts degree in English from Pace University.

Brian Silva has been a director since May 2006. Since March 2006, Mr. Silva has been the Senior Vice President of Human Resources at Gentiva Health Services, Inc., a provider of home healthcare services.  From September 1995 to February 2006, Mr. Silva was Senior Vice President—Human Resources & Administration and Corporate Secretary for Linens N Things, Inc., an international retailer of home furnishings. Mr. Silva serves on the Dean’s Advisory Board of St. John’s University and is an adjunct professor of Human Resources at New York Institute of Technology Graduate School of Education. Mr. Silva received a Bachelor of Arts degree from St. Johns University, a Master of Science degree from Columbia University in Organization Psychology and a Master of Arts degree in Human Resources Management and Labor Relations from New York Institute of Technology.

Val Zammit has been a director since October 2001. Mr. Zammit has been a self-employed consultant on financial and accounting matters to a number of companies since 2001, and previously served as President and Chief Executive Officer of True North Diversified Companies from 1998 to 2001. From 1988 to 1998 Mr. Zammit was Chief Financial Officer and Vice Chairman of Bozell, Jacobs, Kenyon & Eckhardt. He also previously held positions at Young & Rubicam and the accounting firm, Price Waterhouse. Mr. Zammit received a Bachelor of Arts degree in Accounting from Manhattan College.

EXECUTIVE OFFICER INFORMATION

Set forth below is information about each executive officer, including data on their business backgrounds. The information concerning the executive officers and their security holdings has been furnished to us by each executive officer.

Jonathan K. Hsu has served as our Chief Operating Officer since August 2006, as our Executive Vice President—Chief Financial Officer since January 2004, as our Senior Vice President—Corporate Development from March 2002 to January 2004, and as our Vice President—Corporate Development from November 2001 to March 2002. Previously, he served as Vice President—Corporate Development of Real Media, Inc. since March 2000. From June 1998 to March 2000, Mr. Hsu was a senior associate in the Global Mergers and Acquisitions Group of JP Morgan Chase Securities. From September 1995 to June 1998, Mr. Hsu was a partner in American Lead Ventures. Mr. Hsu obtained a M.B.A. in Finance and Strategic Management from the Wharton School of Business and a B.A. in Economics from Harvard University.

Mark E. Moran has served as our Executive Vice President since March 2002 and as our Senior Vice President from April 1998 to March 2002. He has also served as our General Counsel and Secretary since April 1998. From June 1993 to April 1998, Mr. Moran was an associate attorney at the law firm of Proskauer Rose LLP. From April 1986 to May 1993, Mr. Moran was a financial analyst in the Securities Processing Division of The Bank of New York. Mr. Moran received a Juris Doctorate degree from Fordham Law School, a Masters of Business Administration degree in Finance from Fordham Graduate School of Business, and a Bachelor of Arts degree in Economics from The University of Virginia.

COMPENSATION OF DIRECTORS

All members of the Board of Directors who are not employees or consultants are reimbursed for their expenses for each meeting attended and are eligible to receive stock options pursuant to the 2002 Stock Incentive Plan. Effective January 2005, members of the Board of Directors are awarded 20,000 options, an additional 5,000 options for each Committee membership and an additional 2,500 options for each Committee chairmanship, on the date of each annual meeting of stockholders, to purchase shares of common stock at the fair market value on the date of grant, prorated for directors who have served for less than one year since their initial grant. These grants vest in three equal annual installments. With regard to the compensation for Mr. Schmitz, a former employee of the Company, we continue to vest and make available to Mr. Schmitz his existing stock options granted during his employment with the Company, which will fully vest at the end of 2006. Mr. Schmitz did not receive the stock options granted to the Board of Directors until his employee grants were fully vested; he will be eligible to receive a grant at the 2006 Annual Meeting. Through the 2004 Annual Meeting of Stockholders, each director was paid an annual cash fee of $6,000 for attending the meetings of the Board of Directors and was given a non-qualified option to purchase 3,333 shares of common stock at the fair market rate on the date of the grant. In addition, on January 1, 2005 each director was given a one-time grant of 15,000 options to purchase shares of common stock at the fair market rate on the date of the grant. Directors were also given an additional one-time grant of 5,000 options for each Committee membership and an additional one-time grant of 2,500 options for each Committee chairmanship, to purchase shares of common stock at the fair market rate on the date of the grant. These one-time grants vested immediately.

EXECUTIVE EMPLOYMENT AGREEMENTS

We have entered into employment agreements providing for annual compensation in excess of $100,000 with certain of our executive officers. The material terms of the employment agreements generally are as follows:

i.                   the employment agreements continue until terminated by either party;

ii.               during the employment term and thereafter, we will indemnify the executive to the fullest extent permitted by law, in connection with any claim against such executive as a result of such executive serving as one of our officers or directors or in any capacity at our request in or with regard to any other entity, employee benefit plan or enterprise;

iii.           any dispute or controversy arising under or in connection with the employment agreement (other than injunctive relief) will be settled exclusively by arbitration; and

iv.             we may terminate the agreement at any time with cause (as defined in the agreement) and upon 30 days’ notice without cause and, if an executive is terminated without cause (including our giving notice of non-renewal), the executive will receive severance pay and bonus, plus continued medical benefits generally for a period equal to one or two times the severance period.

Our employment agreement with David J. Moore provides for an annual base salary of $270,450 and a target bonus of $400,000 for 2006. If we terminate Mr. Moore without cause, he is entitled to receive severance pay in an amount equal to his annual base salary, plus one-half of the maximum bonus for which he is eligible during the fiscal year of termination. If termination is result of the result of Mr. Moore’s death or disability, we will pay his estate an amount equal to two years’ base salary at his then current rate of pay.

Our employment agreement with Jonathan K. Hsu provides for an annual base salary of $200,000 and a target bonus of $150,000 for 2006. If we terminate Mr. Hsu without cause, he is entitled to receive severance pay in an amount equal to nine month’s of his base salary, plus the maximum bonus for which he is eligible during the fiscal year of termination. If termination is result of the result of Mr. Hsu’s death or disability, we will pay his estate an amount equal to nine months of his base salary at his then current rate of pay.

Our employment agreement with Mark E. Moran provides for an annual base salary of $185,658 and a target bonus of $100,000 for 2006. If we terminate Mr. Moran without cause, he is entitled to receive severance pay in an amount equal to 4.5 months of his base salary, plus three-eighths of the maximum bonus for which he is eligible during the fiscal year of termination. If termination is the result of Mr. Moran’s death or disability, we will pay to his estate an amount equal to nine months’ base salary at his then current rate of pay.

Each of our executive officers participates in the Company’s standard health, life, disability and other insurance programs.

EXECUTIVE COMPENSATION

The following table provides information about the compensation paid or payable by us for each of the last three fiscal years for services rendered in all capacities to our Chief Executive Officer and each of our other executive officers who earned more than $100,000 during the fiscal year ended December 31, 2005 and who served as executive officers at the end of 2005.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Annual Long Term Compensation
Name and Principal Position	Year	Annual Salary	Bonus	Securities Underlying Options(#)(5)
David J. Moore	2005	$270,450	$436,025	1,050,000
Chief Executive Officer(1)	2004	$270,450	$296,595	120,000
	2003	$262,573	$421,701	164,130
Jonathan K. Hsu	2005	$200,000	$167,702	865,000
Chief Financial Officer(2)	2004	$200,000	$116,260	80,000
	2003	$176,750	$135,777	99,412
Mark E. Moran	2005	$185,658	$134,161	425,000
General Counsel(3)	2004	$185,658	$91,260	80,000
	2003	$180,250	$164,370	95,147
Christopher J. Wagner	2005	$200,000	$116,583	665,000
Former Chief Executive Officer—	2004	$195,638	$89,400	80,000
Europe(4)	2003	$195,027	$36,797	102,336

       (1) A portion of Mr. Moore’s base salary and bonuses for 2003 and 2004 were paid in shares of our common stock.

       (2) A portion of Mr. Hsu’s base salary and bonuses for 2003 and 2004 were paid in shares of our common stock.

       (3) A portion of Mr. Moran’s base salary and bonuses for 2003 and 2004 were paid in shares of our common stock.

       (4) Mr. Wagner was named an executive officer in 2003; a portion of Mr. Wagner’s base salary for 2003 and 2004 was paid in shares of our common stock. Mr. Wagner was paid in Swiss francs; therefore the above amounts reflect an approximate conversion into U.S. dollars based on the monthly conversion rates through the year. In Swiss francs, Mr. Wagner was paid a base salary of CHF 261,885 and a bonus of CHF 151,194 in 2005. Mr. Wagner’s employment with the Company terminated as of July 31, 2006.

  (5) Equity awards for the 2006 year were granted in November 2005 and are thus included in these table, along with the grant for 2005.

STOCK OPTIONS

The following table contains information concerning the grant of options to each of our executive officers during the year ended December 31, 2005. We did not grant any stock appreciation rights in 2005.

OPTIONS GRANTED DURING FISCAL YEAR ENDED DECEMBER 31, 2005

	Individual Grants
	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name	Granted(#)(1)	Fiscal Year(2)	($/Share)	(3)	5%	10%
David J. Moore	500,000	7.38%	$4.33	01/03/15	$ 1,361,557	$ 3,450,452
	550,000	8.12%	$6.40	11/14/16	2,213,709	5,609,973
Total:	1,050,000	15.50%			$ 3,575,266	$ 9,060,425
Jonathan K. Hsu	400,000	5.90%	$4.33	01/03/15	$ 1,089,245	$ 2,760,362
	25,000	0.37%	$4.27	07/30/16	67,135	170,132
	440,000	6.49%	$6.40	11/14/16	1,770,967	4,487,979
Total:	865,000	12.76%			$ 2,927,347	$ 7,418,473
Mark E. Moran	200,000	2.95%	$4.33	01/03/15	$ 544,623	$ 1,381,181
	225,000	3.32%	$6.40	11/14/16	905,608	2,294,989
Total:	425,000	6.27%			$ 1,450,231	$ 3,676,170
Christopher J. Wagner(5)	200,000	2.95%	$4.33	01/03/15	$ 544,623	$ 1,380,181
	25,000	0.37%	$4.27	07/30/16	67,135	170,132
	440,000	6.49%	$6.40	11/14/16	1,770,967	4,487,979
Total:	665,000	9.81%			$ 2,382,725	$ 6,038,979

       (1) All options were granted pursuant to the 1998 or 2002 Stock Incentive Plans.

       (2) The total number of options granted to directors and employees in 2005 was 6,775,300.

       (3) Each option may be subject to earlier termination if the officer’s employment with us is terminated.

       (4) The dollar gains under these columns result from calculations assuming 5% and 10% hypothetical growth rates as set by the Securities and Exchange Commission and are not intended to forecast future price appreciation, if any, of our common stock. The gains reflect a future value based upon growth at these prescribed rates. It is important to note that options have value to recipients only if the stock price advances beyond the exercise price shown in the table during the effective option period.

       (5) Mr. Wagner’s separation agreement with the Company provides that his options shall be exercisable through the close of business on March 31, 2007, at which point they will be cancelled.

The following table provides information for each of our executive officers with respect to the value of options exercised during the year ended December 31, 2005 and the value of outstanding and unexercised options held as of December 31, 2005. There were no stock appreciation rights exercised during 2005 and none were outstanding as of December 31, 2005.

AGGREGATED OPTION EXERCISES DURING FISCAL YEAR ENDED
DECEMBER 31, 2005 AND FISCAL YEAR-END OPTION VALUES

	Shares Acquired	Value	Number of Securities Underlying Unexercised Options At December 31, 2005		Value of Unexercised In-The-Money Options At December 31, 2005(1)
Name	on Exercise	Realized	Exercisable	Unexecisable	Exercisable	Unexercisable
David J. Moore	—	$ —	962,886	800,000	$ 4,130,639	$ 1,269,500
Jonathan K. Hsu	—	$ —	424,413	640,000	$ 1,470,052	$1,015600
Mark E. Moran	30,000	$ 102,900	434,183	325,000	$ 1,725,061	$ 512,500
Christopher J. Wagner	—	$ —	385,852	540,000	$ 1,550,567	$ 714,600

       (1) Based on the closing market price of the common stock as reported by the Nasdaq Global Market on December 30, 2005 of $7.34 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors, executive officers and any persons beneficially owning more than 10 percent of our common stock are required to report their ownership of common stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. In mid-2003, the Securities and Exchange Commission amended its rules to require that substantially all Section 16 reports be filed within two days of a reportable event, and that all filings be effected through the Commission’s EDGAR filing system. Based on materials provided to us, all such required reports were filed on a timely basis in 2005 , except that a Form 4 Report was filed on August 9, 2005 for Mark E. Moran to report his exercise of stock options effective August 4, 2005, a Form 4 was filed on November 22, 2005 for Tony Schmitz to report his conversion of Series C preferred stock effective August 29, 2005, a Form 4 Report was filed on November 21, 2005 for each of David J. Moore, Mark E. Moran, Jonathan K. Hsu and  Christopher J. Wagner to report their grant of stock options and shares of our common stock effective November 15, 2005, a Form 4 Report was filed on November 22, 2005 for each of Robert J. Perkins, Arnie Semsky, Moritz F. Wuttke and Val Zammit to report their grant of stock options effective October 31, 2005 and a Form 4 Report was filed in March 2006 for Jonathan K. Hsu and Christopher J. Wagner to report their grant of stock options effective July 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of September 11, 2006, by: (i) each person who we know to own beneficially more than 5% of the common stock; (ii) each of our directors and named executive officers; and (iii) our current directors and executive officers as a group.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage Ownership(1)
David J. Moore	1,647,312	(2)	3.4%
Robert J. Perkins	31,390	(3)	*
Tony Schmitz	54,161	(4)	*
Arnie Semsky	19,133	(5)	*
Brian Silva	1,186	(6)	*
Valentine J. Zammit	112,363	(7)	*
Jonathan K. Hsu	325,906	(8)	*
Mark E. Moran	527,322	(9)	1.1%
All current directors and officers as a group (9 persons)	2,718,773	(10)	5.57%
Beneficial Holders of 5% or more
T. Rowe Price Associates, Inc.	5,236,120	(11)	10.7%
100 E. Pratt Street
Baltimore, MD 21202
Driehaus Capital Management LLC and Richard H. Driehaus	3,706,984	(12)	7.59%
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611
Richard H. Driehaus
1336 Beltjen Road, The Tunick Building
St. Thomas, USVI 00802
PubliGroupe USA Holdings	2,509,104	(13)	5.14%
1100 Santa Monica Blvd, Suite 550
Los Angeles, CA, 90025
Pequot Capital Management, LLC	2,487,100	(14)	5.09%
500 Nyala Farm Road
Westport, CT 06880

                 * Represents less than 1% of the outstanding common stock.

       (1) Percentage is based on total outstanding shares of common stock of 48,842,848 as of September 11, 2006. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to community property laws, where applicable. Shares of common stock subject to options or warrants that are exercisable within 60 days of September 11, 2006 and beneficially owned by the person holding such options and warrants are treated as outstanding for the purpose of computing the percentage ownership for such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The address for each of the persons listed above, unless otherwise specified below, is c/o 24/7 Real Media, Inc., 132 W. 31 st Street, New York, NY 10001.

       (2) Includes (i) 42,293 shares of common stock held by a family trust and other trusts held for the benefit of Mr. Moore’s family members, beneficial ownership of which is disclaimed by Mr. Moore; Mr. Moore’s wife is the co-trustee of each such trust; (ii) 20,697 shares of common stock issuable upon exercise of warrants; and (iii) vested options to purchase 856,078 shares of common stock exercisable within 60 days of September 11, 2006. Excludes unvested options to purchase 800,000 shares of common stock not exercisable within 60 days of September 11, 2006. The number of shares of common stock issuable upon exercise of such warrants is subject to anti-dilution adjustments.

       (3) Includes vested options to purchase 31,390 shares of common stock exercisable within 60 days of September 11, 2006. Excludes unvested options to purchase 33,612 shares of common stock not exercisable within 60 days of September 11, 2006.

       (4) Includes (i) 828 shares of common stock issuable upon exercise of warrants; and (ii) vested options to purchase 53,333 shares of common stock exercisable within 60 days of September 11, 2006. Excludes unvested options to purchase 26,668 shares of common stock not exercisable within 60 days of September 11, 2006. The number of shares of common stock issuable upon exercise of such warrants is subject to anti-dilution adjustments.

       (5) Includes vested options to purchase 19,133 shares of common stock exercisable within 60 days of September 11, 2006. Excludes unvested options to purchase 27,779 shares of common stock not exercisable within 60 days of September 11, 2006.

       (6) Excludes unvested options to purchase 42,500 shares of common stock not exercisable within 60 days of September 11, 2006.

       (7) Includes (i) 8,279 shares of common stock issuable upon exercise of warrants; and (ii) vested options to purchase 34,861 shares of common stock exercisable within 60 days of September 11, 2006. Excludes unvested options to purchase 30,696 shares of common stock not exercisable within 60 days of September 11, 2006. The number of shares of common stock issuable upon exercise of such warrants is subject to anti-dilution adjustments.

       (8) Includes vested options to purchase 184,095 shares of common stock exercisable within 60 days of September 11, 2006. Excludes unvested options to purchase 640,000 shares of common stock not exercisable within 60 days of September 11, 2006.

       (9) Includes vested options to purchase 380,424 shares of common stock exercisable within 60 days of September 11, 2006. Excludes unvested options to purchase 325,000 shares of common stock not exercisable within 60 days of September 11, 2006.

(10) Includes or excludes, as the case may be, shares as described in the above footnotes.

(11) The ownership information and the stockholder’s address are based on information contained in the stockholder’s statement on Schedule 13G, filed with the Securities and Exchange Commission on July 10, 2006, in which the stockholder reports that it has sole dispositive power with respect to 5,236,120 shares of common stock and sole voting power with respect to 858,200 shares of common stock. These securities are owned by various individual and institutional investors, for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(12) The ownership information and the stockholders’ addresses are based on information contained in the stockholders’ statement on Schedule 13G, filed with the Securities and Exchange Commission on February 14, 2006, in which the parties report that, collectively, they have shared dispositive power with respect to 3,706,984 shares of common stock and shared voting power with respect to 1,963,116 shares of common stock; and that Richard H. Driehaus has sole voting and dispositive power with respect to an additional 472,223 shares of our common stock, or approximately 1%.

(13) The ownership information and the stockholder’s address are based on information contained in the stockholder’s statement on Schedule 13G, filed with the Securities and Exchange Commission on June 2, 2003, in which the stockholder reports that it has shared dispositive power with respect to 2,509,104 shares of common stock and shared voting power with respect to 2,509,104 shares of common stock, taking into account the one-for-five reverse split of our common stock completed on February 27, 2004. Pursuant to a Lock-Up and Standstill Agreement dated October 31, 2001, PubliGroupe USA Holding has agreed: (i) through October 2004, without the consent of the Company, not to acquire additional shares of our common stock or take any corporate action inconsistent with the recommendations of the Board of Directors of the Company; and (ii) through October 2006, to vote its shares at any stockholder meeting in the manner recommended by our Board of Directors, as reflected in our proxy statement.

(14) The ownership information and the stockholder’s address are based on information contained in the stockholder’s statement on Schedule 13G, filed with the Securities and Exchange Commission on February 14, 2006, in which the stockholder reports that it has sole dispositive power with respect to 2,487,100 shares of common stock and sole voting power with respect to 2,433,300 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Tony Schmitz, a member of our Board of Directors, was an employee of the Company through October 2004. Mr. Schmitz served as a consultant for us from November 2004 through December 2004 for a fee of $10,000 per month. The Company continues to vest and make available to Mr. Schmitz his existing stock options granted while he was an employee, which will fully vest at the end of 2006. Mr. Schmitz will not receive the stock options granted to the Board of Directors until the 2006 Annual Meeting.

CODE OF ETHICS

Our statement of business conduct and code of ethics, which has been authorized by our Board of Directors, can be found on our website at http://www.247realmedia.com/about/247RM_Code-of-Conduct.pdf and a copy will be provided to any person without charge, upon request sent to:

24/7 Real Media, Inc.,
132 W. 31st Street
New York, NY 10001
Attn: Investor Relations.

The statement and code is applicable to all our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and any person performing similar functions. If we make any amendments to the code of ethics for our principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions (other than technical, administrative, or other non-substantive amendments), or grant any waivers, including implicit waivers, from a provision of this code to such persons, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies on our website or in a report on Form 8-K filed with the Securities and Exchange Commission.

STOCKHOLDER COMMUNICATIONS

Our Board of Directors has determined that, in order to facilitate communications with the Board of Directors, or any individual members or any Committees of the Board of Directors, stockholders should direct all communication in writing to our Corporate Secretary at 24/7 Real Media, Inc., 132 W. 31st Street, New York, NY 10001. Our Corporate Secretary will forward all such correspondence to the Board of Directors, individual members of the Board of Directors or applicable chairpersons of any Committee of the Board of Directors, as appropriate and as directed in the communication, unless the communication is unduly hostile, threatening or illegal.

STOCKHOLDER NOMINATIONS

Our Bylaws provide that nominations for the election of directors may be made at an annual meeting of stockholders: (a) pursuant to the Company’s notice of the meeting; (b) by or at the direction of the Board of Directors (or any duly authorized committee thereof); or (c) by any stockholder who (i) is a stockholder of record on the date of the Company’s notice of the meeting and on the record date for the determination of stockholders entitled to vote at such annual meeting; and (ii) complies with the notice procedures set forth below.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the date of the one-year anniversary of the preceding year’s annual meeting of stockholders; provided, however, that, in the event that we change the date of the annual meeting by more than thirty (30) days from such anniversary date, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director a brief description that includes: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of our capital stock that are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice: (i) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is being made; (ii) the class or series and number of shares of our capital stock which are owned beneficially and of record by such stockholder and, if any, the beneficial owner; (iii) a description of any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made, in such business; and (v) any other information relating to such stockholder and, if any, the beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and serving as a director if elected.

BOARD INDEPENDENCE

No director will be deemed to be independent unless the Board of Directors affirmatively determines that the director has no material relationship with our company, directly or as an officer, stockholder or partner of an organization that has such a relationship. The Board of Directors observes all criteria for independence established by the NASD. In its annual review of director independence, the Board of Directors has determined that a majority of all of the directors of our company may be classified as “independent” within the meaning of Rule 4200 of the NASD Marketplace Rules. Each of Mr. Perkins,

Mr. Semsky, Mr. Silva and Mr. Zammit is an “independent director” as defined in Rule 4200, while Mr. Moore and Mr. Schmitz are not considered independent directors.

MEETINGS OF THE BOARD OF DIRECTORS

Our Board of Directors held eight meetings during the fiscal year ended December 31, 2005. During the fiscal year ended December 31, 2005, each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of all committees of the board on which such directors served held during the period in which such director served as a director. The independent directors have regularly scheduled meetings at which only independent directors are present. We hold our annual meetings in conjunction with a regularly scheduled Board Meeting to facilitate the attendance of our directors at the annual meetings. All of our independent directors attended last year’s annual meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

We maintain the following committees established by the Board of Directors: the Compensation Committee, the Nominating Committee and the Audit Committee. All three committees are comprised entirely of directors who may be classified as “independent” within the meaning of Rule 4200 of the NASD Marketplace Rules and the Exchange Act rules.

THE AUDIT COMMITTEE

We have an Audit Committee of the Board of Directors that acts pursuant to a separate written charter approved by the Board of Directors, a current copy of which is available free of charge on our website at http://www.247realmedia.com/about/audit_committee_charter.html. The members of our Audit Committee are Mr. Zammit (Chair), Mr. Perkins and Mr. Semsky. The Audit Committee selects and engages our independent auditors, reviews and evaluates our audit and control functions, reviews the results and scope of the audit and other services provided by our independent auditors, and performs such other duties as may from time to time be determined by the Board of Directors. The Board of Directors has determined that Mr. Zammit is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. Each of Mr. Zammit, Mr. Perkins and Mr. Semsky is “independent” within the meaning of Rule 4200 of the NASD Marketplace Rules and the Exchange Act rules. The Audit Committee held four meetings during the fiscal year ended December 31, 2005.

THE COMPENSATION COMMITTEE

The Compensation Committee, composed of Mr. Silva (Chair), Mr. Perkins and Mr. Semsky, directors who qualify as outside directors under Section 162(m) of the Internal Revenue Code (the “Code”) and as non-employee directors under Rule 16b-3(c) of the Exchange Act, annually approves the salaries and other benefits of our executive officers, including the Chief Executive Officer, and administers any of our non-stock based bonus or incentive compensation plans, excluding any cash awards intended to qualify for the exception for performance-based compensation under Section 162(m) of the Code. It also administers our stock-based incentive plans, including the 1998 and 2002 Stock Incentive Plans and is responsible for granting any cash awards intended to qualify for the exception for performance-based compensation under Section 162(m) of the Code. The Compensation Committee consults with our management regarding pension and other benefit plans, and compensation policies and our practices. The Compensation Committee held six meetings during the fiscal year ended December 31, 2005.

THE NOMINATING COMMITTEE

We have a Nominating Committee of the Board of Directors that acts pursuant to a separate written charter, a current copy of which is available free of charge on our website at

http://www.247realmedia.com/about/nominating_committee_charter.html. The members of our Nominating Committee are Mr. Perkins, Mr. Semsky, Mr. Silva and Mr. Zammit. Each of Mr. Perkins, Mr. Semsky, Mr. Silva and Mr. Zammit is “independent” within the meaning of Rule 4200 of the NASD Marketplace Rules and the Exchange Act rules. The Nominating Committee was formed during the fiscal year ended December 31, 2005, and held one meeting during that period. The Nominating Committee determines the criteria for nominating new directors, recommends to the Board of Directors candidates for nomination to the Board of Directors and oversees the evaluation of the Board of Directors. The Nominating Committee’s process to identify and evaluate candidates for nomination to the Board of Directors includes consideration of candidates for nomination to the Board of Directors recommended by stockholders. Such stockholder recommendations must be delivered to our Corporate Secretary, together with the information required to be filed in a Proxy Statement with the Securities and Exchange Commission regarding director nominees, and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder proposals as set forth in our Bylaws and under the section of this Proxy Statement entitled “Stockholder Nominations.” In considering and evaluating stockholder nominations that have been properly submitted, the Nominating Committee will apply the same criteria that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee as described below. To date, we have not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement.

In addition, certain identification and disclosure rules apply to director candidate proposals submitted to the Nominating Committee by any single stockholder or group of stockholders that has beneficially owned more than five percent of our common stock for at least one year as of the date the recommendation was made (a “Qualified Stockholder Proposal”). If the Nominating Committee receives a Qualified Stockholder Proposal that satisfies the necessary notice, information and consent provisions referenced above, the Proxy Statement will identify the candidate and the stockholder (or stockholder group) that recommended the candidate and disclose whether the Nominating Committee chose to nominate the candidate. However, no such identification or disclosure will be made without the written consent of both the stockholder (or stockholder group) and the candidate to be so identified. The procedures described in this paragraph are meant to establish additional requirements and are not meant to replace or limit stockholders’ general nomination rights in any way.

In evaluating director nominees, the Nominating Committee currently considers the following factors:

•       the background, skills and attributes needed to strengthen and balance our Board of Directors in light of prevailing business conditions;

•       the knowledge, skills and experience of nominees, including experience in business or finance;

•       the knowledge, skills and experience possessed by our current Board members;

•       familiarity with our business, businesses similar to ours and our industry;

•       experience with, among other matters, accounting rules and practices and corporate governance principles;

•       personal qualities, such as business judgment, reputation and integrity;

•       the nominee’s ability and willingness to devote sufficient time to Board duties;

•       the nominee’s independence from management under the NASD Marketplace Rules and the Exchange Act rules; and

•       such other factors as the Nominating Committee deems are in our best interests and the best interests of our stockholders.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service; provided, however, that the Nominating Committee has a policy that it will not nominate a director who is over the age of 75 at the time of nomination, nor any director who has served a full 15 years on the Board at the time of nomination. If any member of the Board does not wish to continue in service, or if the Nominating Committee or the Board of Directors decides not to re-nominate a member for re-election, then the Nominating Committee will identify the desired skills and experience of a new nominee and discuss with the Board of Directors potential candidates who meet the criteria. The Nominating Committee may also utilize the services of an outside search firm to assist it in finding appropriate nominees for the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Each of Messrs. Perkins, Semsky and Silva, the current members of the Compensation Committee, is an independent, outside director. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee determines our executive compensation policies. The Compensation Committee determines the compensation of our executive officers and approves and oversees the administration of our incentive compensation programs for all employees, including executive officers. The Compensation Committee has reviewed and is in accord with the compensation paid to our executive officers in 2005.

Compensation Policies and Programs

Our compensation program is part of a company-wide program covering all employees. The program’s goals are to attract, retain and motivate employees, and we utilize incentives such that employees and stockholders share the same risks. The compensation program is designed to link each employee’s compensation to our performance. A portion of each employee’s compensation relates to the grant of stock options, and such grants are based on the successful attainment of strategic corporate, business unit and individual goals. Grants of stock options are of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.

Executive and employee compensation includes salary, employment-related benefits and long-term incentive compensation:

Salary.   Salaries are set competitively relative to comparable positions within and outside the Internet advertising industry. An individual’s experience and performance are considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual and company goals.

Benefits.   All employees are eligible for similar benefits, such as health and life insurance.

Incentive Compensation.   An incentive compensation program is established annually. The purpose of this program is to provide financial incentives to executives and employees to achieve annual corporate, business unit, and individual goals. The incentive program also aligns executive and employee interests with those of stockholders by using grants of stock options. Such grants vest over time thereby encouraging continued employment with us.

Chief Executive Officer.   Mr. Moore’s base salary for 2005 was set in accordance with his employment agreement, as was his annual incentive target, and the incentive payout reflected the achievement of a number of our company’s 2005 business objectives.

Policy with Respect to Compensation Deductibility.   Our policy with respect to the deductibility limit of Section 162(m) of the Code generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in the best interest of us and our stockholders. However, we reserve the right to authorize the payment of non-deductible compensation if we deem that it is appropriate.

Members of the compensation committee:

Brian Silva, Chair
Robert Perkins
Arnie Semsky

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Pursuant to rules adopted by the Securities and Exchange Commission designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of the Board of Directors submits the following report:

The audit committee of the Board of Directors was comprised of three directors in 2005 who were and continue to be independent directors. In accordance with its written charter, which was approved by the Board of Directors on February 24, 2004, the audit committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of our company. In addition, the audit committee recommends to the full board the selection of our independent auditors.

Management has primary responsibility for our financial statements and the overall reporting process, including our system of internal controls. Goldstein Golub Kessler LLP, our independent auditors, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations and cash flows under accounting principles generally accepted in the United States. The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2005 and discussed them with both management and Goldstein Golub Kessler LLP.

The audit committee has also discussed with Goldstein Golub Kessler LLP the matters required to be discussed by generally accepted auditing standards, including the matters to be discussed under Statement on Auditing Standards No. 61, as modified or supplemented.

The audit committee has received the written disclosures and letter from Goldstein Golub Kessler LLP regarding the matters required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Goldstein Golub Kessler LLP its independence from our company.

Based upon the review and discussions referred to above, the audit committee recommended to the full board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission. In addition, the audit committee has considered whether the provision of the non-audit services provided by Goldstein Golub Kessler LLP is compatible with maintaining Goldstein Golub Kessler LLP’s independence.

Members of the audit committee:

Val Zammit, Chair
Robert Perkins
Brian Silva

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following is a summary of the fees billed to us by Goldstein Golub Kessler LLP, our principal accountant, for professional services rendered for the fiscal years ended December 31, 2005 and 2004:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees(1)	$647,500	$645,720
Audit-Related Fees(2)	—	190,507
Tax Fees(3)	—	—
All Other Fees(4)	2,800	28,083
Total:	$650,300	$864,310

(1)          Audit Fees.   Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Goldstein Golub Kessler LLP in connection with statutory and regulatory filings or engagements, including the Sarbanes-Oxley Act of 2002.

(2)          Audit-Related Fees.   Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include due diligence in connection with acquisitions and consultations and consents in connection with registered offerings of common stock.

(3)          Tax Fees.   Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

(4)          All Other Fees.   Consists of fees for management advisory services other than the services reported above.

Our previous principal accountant, KPMG LLP, billed us $100,000 in 2004 for their consents to our use of their report on our financial statements for the fiscal year ended December 31, 2004.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

No non-audit-related fees, tax fees or all other fees were approved by our Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The audit reports issued by Goldstein Golub Kessler LLP, dated March 6, 2006, on the consolidated financial statements of the Registrant as of December 31, 2005 and December 31, 2004 and for the three years in the period ended December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified, as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee has determined that the provision of services rendered above for “All Other Fees” is compatible with maintaining Goldstein Golub Kessler LLP’s independence.

Through September 30, 2005, Goldstein Golub Kessler LLP had a continuing relationship with American Express Tax and Business Services Inc. (“TBS”) from which it leased auditing staff who are full-time, permanent employees of TBS and through which its partners provide non-audit services. Subsequent to September 30, 2005, this relationship ceased and Goldstein Golub Kessler LLP established a similar relationship with RSM McGladrey, Inc. (“RSM”). Goldstein Golub Kessler LLP has no full-time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

PERFORMANCE GRAPH

Set forth below is a graph comparing the percentage change in the cumulative stockholder return on our common stock from December 31, 2000 to December 31, 2005 to the Nasdaq Composite Index, the Nasdaq Computer Index and a self-constructed peer group index. The chart assumes that the value of investment in the Company’s common stock and each index was $100 at December 31, 2000 and that all dividends were reinvested.

The comparison to the Nasdaq Computer Index has been added into the graph this year, and we expect that, in the future, the graph will not include a self-constructed peer index. Due to the nature of our industry, over the past several years there has not been a sufficiently broad or stable group of peer companies the stock performance results of which can be combined to produce a reasonable measure against our common stock performance.

COMPARISON OF CUMULATIVE TOTAL RETURNS
AMONG 24/7 REAL MEDIA, INC., THE NASDAQ STOCK MARKET
INDEX AND A PEER GROUP

Peer Group is comprised of aQuantive, Inc., LookSmart, LTD, Miva, Inc. and ValueClick, Inc.

The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of Section 18 under the Exchange Act.

PROPOSAL TWO:
INDEPENDENT AUDITORS

The Board of Directors has appointed Goldstein Golub Kessler LLP, independent certified public accountants, to audit our consolidated financial statements for the current year. The affirmative vote of a majority of the shares present and eligible to vote at the Annual Meeting is required for the ratification of the Board of Directors’ selection of Goldstein Golub Kessler LLP as our independent certified public accountants for the fiscal year ending December 31, 2006. Representatives of Goldstein Golub Kessler LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF GOLDSTEIN GOLUB KESSLER LLP AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006.

STOCKHOLDER PROPOSALS

Shareholder proposals intended to be presented, pursuant to Rule 14a-8 under the Exchange Act, for inclusion in the Company’s proxy materials for the 2007 Annual Meeting of Stockholders, must be submitted along with any accompanying supporting statement, which together may not exceed 500 words, in writing to be received by our Corporate Secretary at 132 West 31 st  Street, 9 th  Floor, New York, New York 10001 on or before May 30, 2007. However, if we decide to change the date of the 2007 Annual Meeting of Stockholders more than 30 days from November 1, 2007, we will provide you with a reasonable time before we begin to print and mail our proxy materials for the 2007 Annual Meeting of Stockholders in order to allow you an opportunity to make proposals in accordance with the rules and regulations of the Securities and Exchange Commission. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals. In addition, under the Company’s bylaws, any proposal for consideration at the 2007 Annual Meeting of Stockholders submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if it is received by the Secretary of the Company at the principal executive offices between the close of business on August 3, 2007 and the close of business on September 2, 2007, and is otherwise in compliance with the requirements set forth in the Company’s bylaws. However, if we decide to change the date of the 2007 Annual Meeting of Stockholders by more than 30 days from November 1, 2007, any proposal must be received no later than the close of business on the earlier of the tenth day following the date on which notice of the date of the meeting has mailed or public announcement of the meeting was made. If you do not comply with the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this Proxy Statement and the Annual Report is being delivered to stockholders residing at the same address, unless one or more of such stockholders have notified us of their desire to receive multiple copies of the Proxy Statement.

We will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement and Annual Report to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the Proxy Statement and Annual Report who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by phone at (212) 231-7100 or by mail to 24/7 Real Media, Inc., 132 West 31 st  Street, 9 th  Floor, New York, New York 10001.

OTHER MATTERS

We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

Our company has filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2005 with the Securities and Exchange Commission. Stockholders may obtain, without charge, a copy of the Form 10-K (without exhibits) by requesting a copy on our Internet web site at www.247realmedia.com or in writing or by telephone from us at the following address:

24/7 Real Media, Inc.
132 West 31 st Street
New York, New York 10001
(212) 231-7100
Attention: Investor Relations

The exhibits to the Form 10-K are available upon payment of charges that approximate our reproduction costs. If you would like to request documents, please do so by October 15, 2006 to receive them before the Annual Meeting.

By order of the Board of Directors,

David J. Moore
Chairman and Chief Executive Officer

September 20, 2006

STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

24/7 REAL MEDIA, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of 24/7 Real Media, Inc., a Delaware corporation (the “Company”), hereby appoints David J. Moore and Mark E. Moran, or either of them, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock, par value $.01 per share of 24/7 Real Media, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of 24/7 Real Media, Inc., 132 West 31 st  Street, 9 th  Floor, New York, New York, on Tuesday, October 31, 2006 at 4:00 p.m., local time, and at any adjournment or postponement thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and proxy statement relating to, the meeting (receipt whereof is hereby acknowledged).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3.

(TO BE SIGNED ON REVERSE SIDE)

Change of address

24/7 REAL MEDIA, INC.

P.O. BOX 11401

NEW YORK, NY 10203-0401

	YES	NO
Do you plan to attend the Meeting?
	☐	☐

Mark, Sign, Date, and Return	☒
The Proxy Card Promptly	Votes must be indicated
Using the Enclosed Envelope	(x) in Black or Blue ink.

1.	Election of Class II Directors

☐	FOR all nominees listed below

☐	WITHHOLD AUTHORITY to vote for all nominees listed below

☐	*EXCEPTIONS

Nominees: Mr. Robert Perkins and Mr. Brian Silva

(INSTRUCTIONS: To withhold authority to vote for any indvidual nominee mark the “Exceptions” box and write that nominee’s name in the space provided below).
*Exceptions:

2.		Proposal to ratify the appointment of Goldstein Golub Kessler LLP as the independent certified public accountants of 24/7 Real Media, Inc. for the fiscal year ending December 31, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.		Authority to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

	To change your address, please mark this box.	☐

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here